UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest reported event): April 21, 2004


                                    YP CORP.
               (Exact name of registrant as specified in charter)



          NEVADA                     000-24217             85-0206668
(State or other jurisdiction        (Commission         (IRS  Employer
     of  Incorporation)             File  Number)     Identification  No.)


4840  EAST  JASMINE  STREET,  SUITE  105,  MESA,  ARIZONA         85205
(Address  of  principal  executive  offices)                   (Zip  Code)


       Registrant's telephone number, including area code:  (480) 654-9646

                                  YP.NET, INC.

                                  (Former Name)

                               ITEM 7.  EXHIBITS.

EXHIBIT  NO.   ITEM
------------   ----
99.1           Press Release, dated April 21, 2004, announcing the change of the
               Company's  name  from  YP.Net,  Inc.  to  YP  Corp.

ITEM  9.  REGULATION  FD  DISCLOSURE

On April 21, 2004, The Company announced, via a press release, that it had officially changed its name from YP.Net, Inc. to YP Corp. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           YP  CORP.


Date:  April  21,  2004                    /s/  ANGELO  TULLO
                                           ------------------
                                           Angelo  Tullo,
                                           Chief  Executive  Officer